June 29, 2006

DREYFUS PREMIER ENTERPRISE FUND (A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Prospectus dated February 1, 2006

Effective on or about July 1, 2006, the following information supersedes and replaces any contrary information contained in the section of the Fund's Prospectus entitled “Management”:

The fund's primary portfolio manager is James Padgett. Mr. Padgett, a Chartered Financial Analyst, has been the fund's primary portfolio manager since April 2004. He is a portfolio manager at The Boston Company Asset Management, LLC, an affiliate of Founders and Dreyfus, where he has been employed since July 2006. Mr. Padgett also has been employed by Founders since 2002, where he served as an equity analyst from 2002 to 2004. Mr. Padgett was formerly an equity analyst for Berger Financial LLC from 2000 to 2002.